ACORN HOLDING CORP.
                              599 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10022-6030

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 26, 2002

To the Stockholders:

         The Annual Meeting of the Stockholders of ACORN HOLDING CORP. (the "Company") will be held at 599 Lexington Avenue, 31st Floor, New York, New York, on Thursday, December 26, 2002, at 11:00 A.M., local time, for the following purposes:


         1. To elect seven directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;


         2. To amend the Company's Certificate of Incorporation to reduce the number of authorized shares of Common Stock, $.01 par value, from 20,000,000 shares to 7,000,000 shares; and


         3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

         The Board of Directors has fixed the close of business on November 15, 2002, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders (the "Meeting"). Only stockholders of record at the close of business on this date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                            By Order of the Board of Directors



                                            STEPHEN A. OLLENDORFF
                                            SECRETARY
November 18, 2002


         YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE YOUR RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                 PROXY STATEMENT

                               ACORN HOLDING CORP.
                              599 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10022-6030

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 26, 2002

                               GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Acorn Holding Corp. (the "Company") for use at the 2002 Annual Meeting of Stockholders (the "Meeting") to be held at 599 Lexington Avenue, 31st Floor, New York, New York, on Thursday, December 26, 2002, at 11:00 A.M., local time, and at any adjournment(s) thereof for the purposes set forth in the accompanying Notice of Meeting of Stockholders.

         The principal executive offices of the Company are located at 599 Lexington Avenue, 31st Floor, New York, New York 10022-6030 (telephone no. 212-536-4089). The enclosed proxy and this proxy statement are being transmitted to stockholders of the Company on or about November 19, 2002.

VOTING SECURITIES; SOLICITATION AND REVOCATION


         The Company's Board of Directors has fixed the close of business on November 15, 2002, as the record date for the determination of stockholders of the Company who are entitled to receive notice of, and to vote at, the Meeting. At the close of business on that date, 1,573,942 shares of Common Stock, par value $.01 (the "Common Stock"), were issued and outstanding, each of which is entitled to one vote on each matter to be voted upon at the Meeting. Unless otherwise indicated, all of the shares of the Common Stock have been adjusted to reflect the two-for-five reverse stock split, effective April 19, 1999. The Company has no other class of securities entitled to vote at the Meeting.


         Proxies in the form enclosed are being solicited by, or on behalf of, the Board of Directors. The persons named in the proxy have been designated as proxies in respect of the Meeting by the Company's Board of Directors (the "Board"). Pursuant to Delaware corporate law and the Company's By-laws, the holders of a majority of the outstanding shares of Common Stock must be present in person or represented by proxy for a quorum to exist at the Meeting. If a quorum is present at the Meeting, the nominees for director shall be elected by a plurality of the votes present (in person or by proxy) at the Meeting and entitled to vote thereon. The approval of all other matters to be properly brought by the Board of Directors before the Meeting (assuming a quorum exists) requires the affirmative vote of the holders of a majority of the shares of Common Stock present (in person or by proxy) at the Meeting and entitled to vote thereon.

         Abstentions and broker non-votes (i.e., shares of Common Stock represented at the Meeting by proxies held by brokers or nominees as to which
(i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) with respect to any proposal will be included in determining the existence of a quorum. Abstentions and broker non-votes will not be counted in tabulations of the votes cast on proposals. Thus, neither abstentions nor broker non-votes will have an effect on the outcome of the election of the nominees for directors, which requires only a plurality of the votes at the Meeting, or the proposal to amend the Company's Certificate of Incorporation (the "Certificate of Incorporation") to reduce the number of authorized shares of Common Stock, which requires only the affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) at the Meeting in favor of such proposal.

         Shares represented by properly executed proxies received by the Company will be voted at the Meeting in the manner specified therein or, if no specification is made, will be voted (i) "FOR" the election of all of the nominees for directors named herein, and (ii) "FOR" the proposal to amend the Company's Certificate of Incorporation. In the unanticipated event that any other matters are properly presented at the Meeting for action, the persons named in the proxy will vote the proxies (which confer authority upon them to vote on any such matters) in accordance with their judgment.

         Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is voted by written notification thereof delivered to Messrs. Edward N. Epstein and/or Stephen A. Ollendorff (Company Secretary), c/o of the Company at the address set forth hereinabove, by voting in person at the Meeting, or by executing and delivering another proxy bearing a later date. Attendance by a stockholder at the Meeting does not alone serve to revoke his or her proxy.

         The solicitation of proxies will be made principally by mail and, in addition, may be made by directors and officers of the Company personally or by telephone or telegraph, without special or extra compensation for such services. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals, and the Company will, upon request, reimburse them for their out-of-pocket and clerical expenses in transmitting proxies and related material to beneficial owners. The costs of soliciting proxies will be borne by the Company. It is estimated that said costs will be relatively nominal.

ANNUAL REPORT

         The Company's Annual Report for the fiscal year ended December 31, 2001, which contains audited financial statements, is being mailed with this Proxy Statement to all Company stockholders of record as of the close of business on November 15, 2002.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, as of the close of business on November 15, 2002, information as to the stockholders (other than members of the Company's management), which are known by the Company to beneficially own more than 5% of its Common Stock.

                                        No. of Shares
Name and Address                        Beneficially            Percentage
of Beneficial Owner                      Owned(1)                of Class
-------------------                     -------------           ----------


Estate of Herbert Berman(2)                  113,440                7.2%
405 Lexington Avenue
New York, NY 10174


Allen Landers, M.D.
1385 York Avenue
New York, NY 10021                           101,520                6.4%

---------------

(1) Beneficial ownership, as reported in the above table, has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "1934 Act"). Such beneficial ownership includes both sole voting and sole dispositive power.

(2) Excludes shares of Common Stock owned by the adult children of the late Herbert Berman.

OWNERSHIP BY MANAGEMENT

         The following table sets forth, as of November 15, 2002, the beneficial ownership of the Common Stock of the Company by (i) each present director and nominee for election as a director of the Company, (ii) the Named Executives, as defined below, and (iii) all directors and executive officers of the Company as a group (based upon information furnished by such persons). Under the rules of the Commission, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days.


    Name and Address of         Amount and Nature of   Percentage of Outstanding
    Beneficial Owner(1)      Beneficial Ownership(2)         Shares Owned
    -------------------      -----------------------         ------------

    Bert Sager                            171,330
                                           (3)(4)                  10.4%


    Stephen A. Ollendorff                 610,380                  36.0%
                                           (5)(6)

    Edward N. Epstein                     385,800                  23.8%
                                        (4)(5)(7)


    Paula Berliner                         67,320                   4.2%
                                              (4)

    Name and Address of         Amount and Nature of   Percentage of Outstanding
    Beneficial Owner(1)      Beneficial Ownership(2)         Shares Owned
    -------------------      -----------------------         ------------

    Ronald J. Manganiello                  58,278                   3.7%
                                           (4)(8)

    Robert P. Freeman                      56,000                   3.4%
                                              (4)

    Mark Auerbach                           1,000                    *
                                              (4)

    George Farley                           1,000                    *
                                              (4)

    All executive officers and
    directors as a group (9 persons)    1,041,236                  54.1%
                                        (3)(4)(5)
                                        (6)(7)(8)


------------------

*     Less than 1%

(1) Unless otherwise indicated, the address of all the Company's directors and executive officers is c/o the Company's principal executive offices at 599 Lexington Avenue, New York, NY 10022-6030.

(2) A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days from November 15, 2002 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that convertible securities, options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the November 15, 2002 have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(3) Does not include 80 shares of Common Stock owned by Mr. Sager's spouse, as sole trustee of a trust formed by Mrs. Sager's mother, as to which Mr. Sager disclaims beneficial ownership.

(4) Includes the following shares that may be acquired upon exercise of options within 60 days from November 15, 2002: Mr. Sager - 64,000; Mr. Ollendorff - 120,000; Mr. Epstein - 48,000; Ms. Berliner - 28,000; Mr. Manganiello - 1,000; Mr. Freeman - 40,000; Mr. Auerbach - 1,000; Mr. Farley - 1,000 and all directors and executive officers as group (9 persons) 339,000.

(5) Stephen A. Ollendorff, Chairman of the Board, Chief Executive Officer and Secretary of the Company, has entered into an Irrevocable Proxy and Voting Agreement with Respect to Election of Directors dated December 19, 1995 with Edward N. Epstein, President of the Company, with respect to 385,500 shares of Common Stock beneficially owned by Mr. Epstein. See

        "Certain Relationship and Related Transactions." Accordingly, Mr. Ollendorff's beneficial ownership includes such shares. Other than as set forth above, Mr. Ollendorff disclaims beneficial ownership of such shares.

(6)     Includes 400 shares owned by Mr. Ollendorff's spouse.

(7)     Includes shares owned by Mr. Epstein as trustee for his minor child.

(8)     Includes shares owned by Mr. Manganiello's spouse.

                     PROPOSAL I: ELECTION OF SEVEN DIRECTORS

         The entire Board of Directors is to be elected at the Meeting. The Company's By-laws provide that the number of directors comprising the Board shall be at least one, such number to be fixed by resolution of the Board. The number of directors is presently set at seven. The seven persons listed below, all of whom have consented to being named in this Proxy Statement and to serving if elected, have been nominated to serve as directors of the Company until the Company's 2003 annual meeting of stockholders and until their respective successors have been duly elected and qualified. All of the nominees are currently directors of the Company, and each was elected by the Company's stockholders at the last annual meeting of stockholders.

         Proxies in the accompanying form will be voted at the Meeting in favor of the election of each of the nominees listed below, unless authority to do so is specifically withheld as to an individual nominee or nominees or all nominees as a group. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the unexpected event that any of such nominees should become unable to or for good cause will not serve, the persons named in the accompanying proxy have discretionary authority to select and vote for the election of substitute management nominees. Directors will be elected by a plurality of the votes present at the Meeting in person or by proxy and entitled to vote thereon.

         Set forth below is certain information with respect to each nominee for election as a director of the Company (based solely on information provided by such nominees):

                     Year of       Principal Occupations During
                      First             Past Five Years;
Name and Age         Election         Other Directorships
------------         --------      ---------------------------


Bert Sager(1)(2)       1983        Co-Chairman  of the Board  from  November  to
(77)                               December  1998 and Chairman from June 1989 to
                                   November 1995; for more than the past five years, a practicing attorney; director of Artesyn Technologies, Inc., a manufacturer of standardized electronic products.


Stephen A.
 Ollendorff
(64)(1)(2)            1983         Chief Executive Officer since September 1992,
                                   and  Chairman  of the  Board  since  November
                                   1995; Of Counsel to the law firm of Hertzog, Calamari & Gleason from December 1990 until
                                   January 1999; since February 1999, Of Counsel to the law firm of Kirkpatrick & Lockhart
                                   LLP. Director of Artesyn Technologies, Inc.

Edward N.             1995         President and Chief Operating  Officer of the
 Epstein*                          Company since November 1995.  For  more  than
(62)(1)                            the past five years, a principal of Edward N.
                                   Epstein   &   Assoc.,   a   consulting   firm
                                   specializing  in  corporate  structuring  and
                                   management;  since  January 1996, a principal
                                   in the  merchant  banking  firm of New Canaan
                                   Capital LLC;  since July 1996, a principal of
                                   Sylhan    LLC,   an    integrated    contract
                                   manufacturer specializing in the precision machining of refractory metal parts.

Paula Berliner          1992       Vice President of the Company since June 1992
(59)(1)(2)                         until December  1998; since May 1990, private
                                   investor.

Ronald J.               1995       Since  January  1996,  a  principal  in   the
 Manganiello*                      merchant banking  firm of  New Canaan Capital
(53)(1)(2)                         LLC;  since July 1996, a principal  of Sylhan
                                   LLC;   from  1986  to   January   1996,   Mr.
                                   Manganiello  was Chairman and Chief Executive
                                   Officer of Hanger Orthopedic  Group,  Inc., a
                                   publicly-traded   provider  of  patient  care
                                   services   and   products  for  orthotic  and
                                   prosthetic rehabilitation.


Mark Auerbach           2001       Since  June 1993,  Senior  Vice President and
(64) (1)(2)(4)                     Chief  Financial  Officer  of  Central Lewmar
                                   L.P.,  a  distributor  of fine  papers.  From
                                   December   1995  to   January   1999,   Chief
                                   Financial Officer of Oakhurst  Company,  Inc.
                                   and  Steel  City  Products,   Inc.,   each  a
                                   distributor of automotive products, and Chief
                                   Executive Officer of Oakhurst  Company,  Inc.
                                   from December 1995 to May 1997. Also a director of Pharmaceutical Resources, Inc., a manufacturer of generic drugs.


George Farley           2001       Retired partner of BDO Seidman; self-employed
(63)   (1)(2)                      certified  public  accountant  and  financial
                                   consultant since August 1999. Chief Financial
                                   Officer  of  Talk  America,   Inc.  (formerly
                                   Talk.com,  Inc.)  from  November  1997  until
                                   August 1999.

----------
* Designees for directors of Edward N. Epstein. See "Certain Relationships and Related Transactions."

(1)      Member of the Stock Option and Compensation Committee.

(2)      Member of the Audit Committee.

(3) Mr. Manganiello was a member of the Board from November 1995 until January 1997 and was then elected to the Board in December 1997.


(4) Mr. Auerbach was a member of the Board from 1995 until 1997 and was then elected to the Board in December 2001.


         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE SEVEN NOMINEES NAMED ABOVE AS DIRECTORS OF THE COMPANY.

BOARD OF DIRECTORS; COMMITTEES OF THE BOARD

         The Board met three times during fiscal 2001. During fiscal 2001 no director attended fewer than 75% of the total number of meetings of the Board and of the committees of the Board on which he or she served, except that George Farley missed one Board meeting of the three meetings of the Board and committees on which he served during his tenure as a director.

         The Board has  established two standing  committees,  consisting of the
Audit Committee and the Stock Option and Compensation Committee (the "Compensation Committee"). The current functions of such committees are as follows:

         The Audit Committee, which met once during fiscal 2001, reviews the internal and external audit functions of the Company and makes recommendations to the Board with respect thereto. It also has primary responsibility for the formulation and development of the auditing policies and procedures of the Company and for making recommendations to the Board with respect to the selection of the Company's independent auditing firm. The Chairman of this Committee is Ronald J. Manganiello. The Audit Committee is governed by the Company's Audit Committee Charter, a copy of which was attached as an appendix to last year's Proxy Statement. The Board of the Company has determined that the current composition of the Audit Committee satisfies The NASDAQ Stock Market's requirements regarding the independence, financial literacy and experience of audit committees.

         The Compensation Committee is comprised of the entire Board. During fiscal 2001, the Board acted once in its capacity as the Compensation Committee. The Compensation Committee has primary responsibility for the administration of the Company's 2001 Performance Equity Plan (the "2001 Plan") and 2001 Directors Stock Option Plan (the "Directors Plan"), including responsibility for the granting of options thereunder. The Committee is also responsible for establishing the overall philosophy of the Company's executive compensation program and overseeing the Company's compensation strategy.

SECTION 16(A) COMPLIANCE

         Pursuant to Section 16(a) of the 1934 Act, directors and executive officers of the Company and beneficial owners of greater than 10% of the Common Stock are required to file certain reports with the Securities and Exchange Commission in respect of their ownership of Company securities. The Company believes that during fiscal year 2001 all such reports were timely filed other than with respect to one report required to be filed by Mr. Manganiello. Mr. Manganiello did not file a Form 4 transaction on a timely basis.

COMPENSATION OF DIRECTORS

         Effective December 1998, directors who are not executive officers of the Company are compensated for their services by payment of an annual retainer of $12,000, $1,000 per day for each Board meeting attended in person by such director and $750 for each committee meeting attended in person by such director (excluding meetings held by telephone conference). Mr. Sager and Mrs. Berliner are each entitled as consultants to receive $24,000 per year, including directors fees, for a minimum three-year period, which has been renewed by its terms. Effective November 1, 2002, until further notice, directors are accruing all cash compensation due to them.

         Directors of the Company who are eligible to serve on the Audit Committee and do not receive any compensation from the Company other than fees to which directors are entitled for their service on the Board of Directors ("Eligible Directors") are granted options to purchase 1,000 shares of Common Stock on the date such director is initially elected to the Board of Directors, and for each respective fiscal year thereafter, the date on which stockholders of the Company elect directors at an annual meeting of stockholders pursuant to the Directors Plan. Eligible Directors are entitled to only one automatic option grant each calendar year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Ollendorff has entered into an Irrevocable Proxy and Voting Agreement With Respect to Election of Directors (the "Proxy"), with Edward N. Epstein, with respect to the shares of Common Stock beneficially owned by Mr. Epstein (the "Stock"), commencing on December 19, 1995 and terminating on December 31 of such year in which either party shall have given the other party at least twelve (12) months' written notice thereof prior to December 31 of such year. If any shares of the Stock covered by the Proxy are sold to any other party, the Proxy as it relates to such shares of Stock shall terminate immediately upon such sale. Pursuant to the Proxy, Mr. Ollendorff undertakes to vote the Stock, as well as use his best efforts (including voting shares of stock of the Company owned by him) for the election of the greater of (i) two
(2) directors or (ii) a number of directors equal to 22% (rounded up to the next highest number) of the entire Board of Directors, acceptable to Mr. Epstein. Mr. Epstein had designated himself and Ronald J. Manganiello to Mr. Ollendorff with respect to the election of members of the Board as acceptable to him.


EXECUTIVE OFFICERS

         The executive officers of the Company consist of Mr. Ollendorff as Chairman of the Board, Chief Executive Officer and Secretary, Mr. Epstein, as President and Chief Operating Officer, and Larry V. Unterbrink as Treasurer.

         The following table sets forth certain information with respect to the executive officer of the Company who is not a director or nominee for election as a director:

Name                                                                       Age
----                                                                       ---
Larry V. Unterbrink                                                        67
         Treasurer of the Company since February 1990.
         Private investor residing in Florida. Since November
         1996, a principal of Groupe Financier, a publishing and consulting firm specializing in international finance.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information for the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, respectively, respecting compensation earned by the Chief Executive Officer of the Company and the executive officers (whose salary and bonus earned in fiscal 2001 exceeded $100,000) of the Company (the "Named Executives").

                                                Annual Compensation(1)         Long-Term
                                                                             Compensation
                                                                             ------------
                                                                              Securities
  Name and                                                                    Underlying
  Principal Position               Year      Salary($)        Bonus($)       Options(#)(2)
  ------------------               ----      ---------        --------       -------------
  Stephen A. Ollendorff            2001     $264,760(4)            -0-               --
    Chairman and Chief             2000     $256,055(4)            -0-               --
    Executive Officer            1999(3)    $250,543(4)            -0-               --

  Edward N. Epstein                2001     $228,760(4)            -0-               --
    President and Chief            2000     $220,948(4)            -0-               --
    Operating Officer              1999     $216,192(4)            -0-               --

  Robert P. Freeman                2001     $262,338             $ 40,669            --
    President and Chief            2000     $251,280             $ 61,280            --
    Executive Officer -            1999     $203,353             $ 50,000            --
    Recticon Enterprises,
    Inc.


(1) No officer received perquisites which, are in the aggregate, greater than or equal to the lesser of $50,000 or 10% of annual salary and bonus.

(2)   Represents options awarded under the 1991 Stock Option Plan.

(3) Mr. Ollendorff has voluntarily assumed responsibility for rent and secretarial expenses relating to the New York office. Mr. Ollendorff does not receive any fringe benefits from the Company.

(4) Effective November, 1999 Messrs. Ollendorff and Epstein voluntarily reduced by 50% their cash compensation received from the Company. For Mr. Ollendorff, includes the unpaid balance of $132,380 for the fiscal year 2001, $128,027 for fiscal year 2000 and $20,879 for fiscal year 1999, reflecting the amounts being accrued on the books of the Company. For Mr. Epstein, includes the unpaid balance of $114,230 for the fiscal year 2001, $110,474 for fiscal year 2000 and $18,016 for fiscal year 1999, reflecting the amounts being accrued on the books of the Company.


        The Company does not have any annuity, retirement, pension, deferred or incentive compensation plan or arrangement under which any executive officers are entitled to benefits, nor does the Company have any long-term incentive plan pursuant to which performance units or other forms of compensation are paid. Executives who qualify are permitted to participate in the Company's 2001 Performance Equity Plan.

        Effective November 1, 2002, until further notice, the executive officers of the Company are accruing all cash compensation due to them.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

        During the fiscal year ended December 31, 2001, there were no stock option grants or stock appreciation rights granted to the Named Executives or any other stock appreciation rights.

        On March 2, 1998 the Stock Option and Compensation Committee authorized the further amendment to certain of the Company's outstanding stock options (which had previously been amended on November 22, 1994). In exchange for each optionee agreeing to an increase in the exercise price in the event of a "change of control" from $1.406 to $3.13 (equal to the "fair market value" of the Company's Common Stock on March 2, 1998), the Company would expand the definition of "change of control" to include the merger, sale or liquidation of the business as set forth in (iv) below. The amended and expanded definition of "change of control" would occur in the following circumstances: (i) the first purchase of shares of equity securities of the Company pursuant to a tender offer or exchange offer (other than an offer by the Company) for 25% or more of the equity securities of the Company, which offer has not been approved by the Board of the Company, (ii) a single purchaser or a group of associated purchasers acquiring, without the approval or consent of the Board of the Company, securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities in one or a related series of transactions, (iii) in respect of an election of directors by the Company's stockholders, the election of any or all of the management's slate of directors being contested or opposed, whether through a solicitation of proxies, or otherwise, or (iv) on the day the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (B) a definitive agreement for the sale, exchange, or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company. As of November 15, 2002, no such "change of control" has occurred.

YEAR-END OPTION VALUES TABLE

        The following table sets forth information at December 31, 2001 respecting exercisable and non-exercisable options held by the Named Executives. During the fiscal year ended December 31, 2001, the Named Executives did not exercise any stock options. The table also includes the value of "in-the-money" stock options which represents the spread between the exercise prices of the existing stock options and the year-end price of the Common Stock.

                                 Number of Unexercised                   Value of Unexercised In-
                                     Options Held                            the-Money Options
                                 at December 31, 2001(1)               Held at December 31, 2001(1)
                                -------------------------              ----------------------------

                                                     Not                                    Not
Name                         Exercisable         Exercisable           Exercisable      Exercisable
----                         -----------         -----------           -----------      -----------
Stephen A.
  Ollendorff                    120,000              -0-                   $-0-            $-0-

Edward N.
  Epstein                        48,000              -0-                   $-0-            $-0-

Robert P.
  Freeman                        40,000              -0-                   $-0-            $-0-

----------------
(1)    Based upon the closing sales price of the Common Stock on December 31, 2001: $1.49.

EMPLOYMENT ARRANGEMENTS

        The Company has entered into an employment agreement, for a minimum three-year period, which has been renewed by its terms, with Stephen A. Ollendorff, pursuant to which Mr. Ollendorff receives annual compensation of $250,000, subject to annual cost-of-living adjustments, from the Company. On January 17, 1996, Mr. Ollendorff's employment agreement was amended in order to clarify certain terms and conditions, including the geographic location in which services are to be provided, events of termination and his obligations with respect to confidential information, non-solicitation of employees and covenants not to compete. Mr. Ollendorff agrees to devote such time to the business and affairs of the Company as he believes is necessary for the operations of the Company. In addition, Mr. Ollendorff has voluntarily assumed responsibility for rent and secretarial expenses relating to the Company's New York office. Mr. Ollendorff receives no fringe benefits from the Company.

        Effective January 1, 1997, Mr. Ollendorff receives a salary of $120,000 per year as Chairman of the Board of Recticon Enterprises, Inc. ("Recticon"), which amount is paid by the Company from the amounts paid by Recticon to the Company each month. In addition, Recticon rents office space in Mr. Ollendorff's New Jersey office and pays rent directly to Mr. Ollendorff directly for such space in the amount of $500 per month. Any amounts received by Mr. Ollendorff from Recticon as rent and/or salary are deducted from his salary from the Company to the extent and as long as he receives such monies from Recticon.

        The Company entered into an employment agreement with Edward N. Epstein, effective January 1, 1996, for a three year period, which has been renewed by its terms, on a year-to-year basis, through December 31, 2001 at an annual compensation of $150,000, subject to cost-of-living adjustments. Mr. Epstein agrees to devote such time to the business and affairs of the Company as he believes is necessary for the operations of the Company.

        As a result of an agreement between Messrs. Epstein and Ollendorff, Mr. Ollendorff voluntarily reduced his annual compensation by $24,280, effective July 1997, in order to increase Mr. Epstein's annual compensation for 1997 by $24,280. Mr. Ollendorff has agreed not to accept any increased compensation (other than cost-of-living increases) until Mr. Epstein's annual compensation shall be equal to Mr. Ollendorff's.

        Robert P. Freeman, President and Chief Executive Officer of Recticon, entered into a letter agreement with Recticon as of February 15, 1995, which provides that if, within one (1) year of a "change of control" (as defined in the agreement) of Recticon, his employment is terminated without cause by Recticon, or he resigns because of (i) assignment, without his written consent, of any duties inconsistent with his position, duties, responsibilities and status with Recticon, or change in his reported responsibilities, titles of offices or any plan, act, scheme or design to constructively terminate him, or
(ii) reduction by Recticon of his annual base salary, he shall receive the following benefits: (i) annual base salary through the date of termination; (ii) in lieu of any further salary payments, severance pay on the tenth business day following the date of termination, a lump sum equal to two times his annual base salary; and (iii) if Mr. Freeman terminates his employment with Recticon between the first and second year of a change of control for any reason other than "for cause", Recticon will pay him the amount he would have been paid if he had remained employed through the end of the second year of a change of control, but in no event less than an amount equal to six months of base salary. In addition, Recticon will maintain all medical, health and accident plans for a period of the earlier of (i) 24 months or (ii) the date of which he is covered by reason of his being employed by a new employer.

                             AUDIT COMMITTEE REPORT

        Management is responsible for the Company's internal controls and the financial reporting process. Grant Thornton LLP, the Company's independent auditor, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee reviewed and discussed the audited financial statements with both Company management and Grant Thornton LLP. Specifically, the Audit Committee has discussed with Grant Thornton LLP matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380).

        The Audit Committee received from Grant Thornton LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Grant Thornton LLP the issue of its independence from the Company.

        Based on the Audit Committee's review of the audited financial statements and its discussions with both management and Grant Thornton LLP noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10K for the fiscal year ended December 31, 2001.


        The Company, and its subsidiary, Recticon Enterprises, Inc., paid Grant Thornton LLP $43,967 in aggregate fees for professional services rendered for the audit of the Company's fiscal year 2001 annual consolidated financial statements and review of consolidated financial statements included in the Company's quarterly reports on Form 10-Q.


ALL OTHER FEES


        The Company paid Grant Thornton LLP an additional $13,400 for other services, including tax compliance and tax consultation provided to the Company in fiscal year 2001.


        The Audit Committee has considered whether the provision of non-audit services by Grant Thornton LLP was compatible with maintaining its independence and has determined that the nature and substance of the non-audit services did not impair the status of Grant Thornton LLP as the Company's independent auditors.

                                        AUDIT COMMITTEE:

                                        Ronald J. Manganiello, Chairman
                                        Mark Auerbach
                                        George Farley



             PROPOSAL II: AMENDMENT OF CERTIFICATE OF INCORPORATION
                    TO REDUCE THE NUMBER OF AUTHORIZED SHARES
                          OF COMMON STOCK TO 7,000,000

        The Company's Board has adopted, subject to stockholder approval at the Meeting, an amendment to the Company's Certificate of Incorporation (the
"Amendment") that would decrease the Company's authorized number of shares of Common Stock to 7,000,000 shares from the currently authorized 20,000,000 shares.


         The purpose of this reduction is to reduce the franchise taxes that the Company is required to pay in Delaware, which is based on the number of its authorized shares. The Company estimates that it will save approximately $10,000 per year in franchise taxes if this Amendment is approved.


        As of November 15, 2002, a total of 1,573,942 shares of Common Stock were issued and outstanding and 779,800 were reserved for future issuance pursuant to the Company's stock option plans. As a result, if the share reduction is approved, the Company will still have 4,646,258 authorized shares of Common Stock available that can be issued from time to time in the future for any corporate purposes, including acquisitions or other companies or assets, sales of stock or securities convertible into stock, possible stock splits or stock dividends, and issuances of additional options or rights to purchase common stock. The Company has no current plans, arrangements or understandings with respect to the issuance of any additional shares of Common Stock.

        POSSIBLE EFFECTS OF ADOPTION OF PROPOSAL. One consequence of this proposed reduction is that the Company would be required to seek the approval of the stockholders for an issuance of shares that would cause the outstanding shares to exceed the number that are then authorized and unissued. This could delay the completion, and possibly increase the costs, of a transaction requiring the issuance of such shares, as it could take as many as 45 to 60 days to obtain that approval. However, we believe that, even after giving effect to the proposed reduction, there will be sufficient shares available for the Company's requirements for at least the next two or three years and, if there were a significant reduction in the number of available shares due to additional issuances of shares in the meantime, it would be our intention to seek stockholder approval for an increase in the authorized number of shares at that time, rather than to wait until additional shares were needed for a particular transaction.

APPROVAL

        Assuming a quorum is present at the Meeting, the Amendment shall be approved upon the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF PROPOSAL II.

TEXT OF AMENDMENT


        If the Amendment is approved by the stockholders at the Annual Meeting, the text of Article Fourth of the Company's Certificate of Incorporation will be amended to read as follows:

                      "ARTICLE FOURTH - AUTHORIZED CAPITAL

        The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 7,000,000 shares of Common Stock, $.01 par value per share."



                              INDEPENDENT AUDITORS

        The Board has selected the firm of Grant Thornton LLP ("Grant Thornton"), independent certified public accountants, to act as independent public accountants and to audit the books, records and accounts for the Company for the fiscal year ending December 31, 2002. A representative of Grant Thornton is not expected to be present at the Meeting.

                                  OTHER MATTERS

As of the date of this proxy statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting, other than as described above. If any other matter or matters are properly brought before the Meeting or any adjournment(s) thereof, pursuant to the Company's By-laws, it is the intention of the persons named in the accompanying form of proxy to vote proxies in accordance with their judgment.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

        In accordance with the Company's By-laws and Rules 14a-4(c) and 14a-5(e) promulgated under the Exchange Act, the Company hereby notifies its stockholders that it did not receive notice by August 3, 2002, of any proposed matter to be submitted for stockholder vote at the Meeting, and, therefore, any proxies received in respect of the Meeting will be voted in the discretion of the Company's management on other matters which may properly come before the Meeting.


        Any proposal which is intended to be presented by any stockholder for action at the 2002 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company at 599 Lexington Avenue, 31st Floor, New York, New York 10022-6030, not later than July 15, 2003 in order for such proposal to be considered for inclusion in the Proxy Statement and form of proxy relating to the 2003 Meeting of Stockholders.

        The Company further notifies its stockholders that if the Company does not receive notice by July 15, 2003 of a proposed matter to be submitted for stockholders vote at the 2003 Annual Meeting of Stockholders, then any proxies held by members of the Company's management in respect of such Meeting may be voted at the discretion of such management members on such matter if it shall properly come before such Meeting, without any discussion of such proposed matter in the proxy statement to be distributed in respect of such Meeting.




                                   By Order of the Board of Directors
                                   STEPHEN A. OLLENDORFF
                                   SECRETARY


Dated: November 18, 2002

                               ACORN HOLDING CORP.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 26, 2002

                 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE
                               BOARD OF DIRECTORS

        The undersigned stockholder(s) of ACORN HOLDING CORP., a Delaware corporation (the "Company"), hereby constitutes and appoints EDWARD N. EPSTEIN and STEPHEN A. OLLENDORFF, and each of them, with full power of substitution in each, as the agent, attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, to vote at the 2002 Annual Meeting of Stockholders of the Company to be held at 599 Lexington Avenue, 32nd Floor, New York, New York 10022-6030 on December 26, 2002, at 11:00 A.M. (local time), and any adjournment(s) thereof, all of the shares of stock which the undersigned would be entitled to vote if then personally present in the manner specified and on any other business as may properly come before the meeting.

        THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO INSTRUCTIONS ARE GIVEN IN RESPECT OF A PROPOSAL, THIS PROXY WILL BE VOTED "FOR" SUCH PROPOSAL.


PLEASE MARK BOXES __ OR X IN BLUE OR BLACK INK.

1.  ELECTION OF DIRECTORS

FOR all nominees listed below                  WITHHOLD AUTHORITY to vote
(except as marked to the                       for all nominees listed
contrary below)          /___/                 below                 /___/

        Mark Auerbach, Paula Berliner, Edward N. Epstein, George Farley,
            Ronald J. Manganiello, Stephen A. Ollendorff, Bert Sager

(Instruction: To withhold authority to vote for any individual nominee(s) write the nominee's name in the space below):

_________________________________________________


                               (Continued and to be signed on the reverse side.)

2. AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         FOR _____     AGAINST _____    ABSTAIN _____

         In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and as set forth in Rule 14a-4(c) of the Securities Exchange Act of 1934.

         Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                           Dated ________________________, 2002

                                           _____________________________________
                                                        Signature

                                           _____________________________________
                                                  Signature if held jointly

                                           Title________________________________